                                                                   Exhibit 10.19


                             WHITTAKER CORPORATION

                                 CAFETERIA PLAN

     Whittaker Corporation, a corporation organized under the laws of the State of Delaware, herein referred to as the "Employer," does hereby restate the Whittaker Corporation Cafeteria Plan (the "Plan") for the benefit of eligible Employees and Dependents on the terms and conditions described hereinafter.

     WHEREAS, the Employer maintains medical, dental and vision benefit plans the contributions for which are currently shared by the Employee and the Employer; and

     WHEREAS, the Employer desires to expand the benefits available to Employees and their Dependents to provide additional benefits in the form of medical reimbursement benefits and Dependent care expense reimbursement benefits and to continue to allow reduction of Compensation to pay for medical, dental and vision coverage, and

     WHEREAS, the Employer desires to restate the Plan effective January 1, 1999.

     NOW, THEREFORE, the Plan is hereby restated to read as follows:

                                   ARTICLE I

                           EFFECTIVE DATE AND PURPOSE

     Section 1.1.  Effective Date.  The effective date of the Plan as restated
     -----------   --------------
herein is January 1, 1999.

     Section 1.2.  Purpose of Plan.  The purpose of the Plan is to provide
     -----------   ---------------
certain taxable and nontaxable benefits to eligible Employees of the Employer. The Plan is intended to constitute a cafeteria plan, within the meaning of
Section 125 of the Code. In addition, it is intended that the Plan provide certain Medical Reimbursement Benefits in accordance with the terms of Sections 105 and 106 of the Code, Dependent Care Benefits in accordance with the provisions of Section 129 of the Code, and reduction of Compensation for medical coverage in accordance with the terms of Sections 104 and 105 of the Code. The Plan is to be maintained for the exclusive benefit of Employees (and their eligible Dependents).

                                   ARTICLE II

                                  DEFINITIONS

     Section 2.1.  Adjustment Date shall mean the date chosen by the Plan
     -----------   ---------------
Administrator on which the Participant's Health Care Spending Account, and/or Dependent Care Spending Account is increased by the Participant's reduction of Compensation and reduced by payments made from such account(s).

     Section 2.2.  Affiliate shall mean any employer which must be treated as a
     -----------   ---------
single employer under Code Section 414(b), (c) or (m). The term "Participating Affiliate" shall mean any Affiliate which adopts this Plan and makes contributions as required by the Employer.

     Section 2.3.  Benefit Administration Manager shall mean the person
     -----------   ------------------------------
providing consulting services to the Employer in connection with operation of the Plan and performing such other functions, including the processing and payment of claims, as may be delegated from time to time.

     Section 2.4.  Board shall mean the Board of Directors of the Employer.
     -----------   -----

     Section 2.5.  Change in Family Status shall mean, with respect to an
     -----------   -----------------------
Employee, any of the following:

     (a)  marriage.

     (b)  divorce, legal separation or annulment.

     (c)  death of the Employee's spouse or Dependent.

     (d)  birth, adoption, or placement for adoption of a child.

     (e) termination of the employment of the Employee, Employee's spouse or Dependent.

     (f) commencement of the employment of the Employee, Employee's spouse or Dependent.

     (g) change from part-time to full-time or from full-time to part-time employment status by the Employee, the Employee's spouse or Dependent.

     (h) commencement of or return from an unpaid leave of absence from employment by the Employee, the Employee's spouse or Dependent.

     (i) significant change in the health coverage of the Employee or the Employee's spouse attributable to the employment of the Employee's spouse.

     (j) transfer of the Employee by the Employer to a new residence or worksite which results in a significant change in the Employee's coverage.

     (k) spouse or Dependent child of the Employee becoming eligible or ineligible for coverage as a spouse or Dependent child.

     (l) such other events that the Plan Administrator may determine will permit a change or revocation of an election in accordance with the rulings and regulations under Code Section 125.

     (m) entitlement to Medicare or Medicaid of the Employee, the Employee's spouse or dependent child.

     (n) the issuance of a judgment, decree or order that requires accident or health coverage for the Employee's Dependent child.

     Section 2.6.  Code shall mean the Internal Revenue Code of 1986, as
     -----------   ----
amended, or as it may be amended from time to time.

     Section 2.7.  Committee shall mean the Board, or individuals designated by
     -----------   ---------
the Board to administer the Plan pursuant to Article X.

     Section 2.8.  Compensation shall mean an Employee's base pay prior to any
     -----------   ------------
reductions made under this Plan or any other plan allowing for reduction in Compensation.

     Section 2.9.  Credits shall mean the Company contributions with which
     ------------  -------
participants may purchase benefit coverages, as specified in Section 4.2.

     Section 2.10.  Date of Employment shall mean the first date on which an
     ------------   ------------------
Employee enters into the legal relationship of employer and employee with the Employer.

     Section 2.11.  Date of Re-employment shall mean the first date on which an
     ------------   ---------------------
Employee enters into the legal relationship of employer and employee with the Employer following a termination of employment.

     Section 2.12.  Dental Plan shall mean the Whittaker Corporation Dental
     -------------  -----------
Benefit Plan as incorporated herein.

     Section 2.13.  Dependent shall mean, with respect to Medical Reimbursement
     ------------   ---------
Benefits, the spouse of the Participant who is not divorced or legally separated from the Participant and any Dependent as defined in Code Section 152 for whom the Employee may claim an exemption under Code Section 151.

     Section 2.14.  Dependent Care Benefits shall mean those expenses eligible
     ------------   -----------------------
for reimbursement as provided by Article VII and which meet the criteria of a Dependent care assistance program in accordance with Section 129 of the Code.

     Section 2.15.  Dependent Care Spending Account shall mean the balance
     ------------   -------------------------------
posted to the account of each Participant, or Former Participant consisting of Employer contributions and any elective reductions of Compensation for payment of Dependent Care Benefits less any payment therefrom.

     Section 2.16.  Eligibility Date shall mean the date on which an Employee
     ------------   ----------------
becomes eligible to participate in the Plan pursuant to Section 3.1.

     Section 2.17.  Employee shall mean any individual who is regularly in the
     ------------   --------
active employment of the Employer on a full-time basis. An individual shall be considered regularly in the active employment of the Employer on a fulltime basis with respect to any Plan Year if the relationship during such year between the him/her and the Employer is the legal relationship of employer and employee, and, if his/her customary employment for such year is for at least 30 hours per week. Persons employed on a temporary basis or whose customary employment is for less than 30 hours per week shall not be Employees for purposes of this
Section 2.17.

     Section 2.18.  Employer shall mean Whittaker Corporation and any
     ------------   --------
Participating Affiliates.

     Section 2.19.  Entry Date shall mean the first day of the month coinciding
     ------------   ----------
with or next following the Employee's Date of Employment.

     Section 2.20.  FMLA Leave shall mean an Employee's leave of absence granted
     ------------   ----------
under the Family and Medical Leave Act of 1993 (or any state law that provides more generous family or medical leave).

     Section 2.21.  ERISA shall mean the Employee Retirement Income Security Act
     -------------  -----
of 1974, as from time to time amended.

     Section 2.22.  Forfeitures shall mean the divested portion of a
     ------------   -----------
Participant's Health Care Spending Account, or Dependent Care Spending Account, determined in accordance with the provisions of Section 4.4.

     Section 2.23.  Former Participant shall mean any person who ceases to be a
     ------------   ------------------
Participant, but whose interest in the Plan has not been wholly distributed or forfeited.

     Section 2.24.  Health Care Spending Account shall mean the balance posted
     ------------   ----------------------------
to the record of each Participant, or Former Participant consisting of Employer contributions and any elective reductions of Compensation for payment of Medical Reimbursement Benefits less any payment therefrom.

     Section 2.25.  Highly Compensated Employee shall mean an individual as
     ------------   ---------------------------
described in Code Section 414(q).

     Section 2.26.  Highly Compensated Individual or Participant shall mean an
     ------------   --------------------------------------------
individual as described in Code Section 125(e). With respect to the Health Care Spending Account, Highly Compensated Individual shall mean an individual as described in Code Section 105(h).

     Section 2.27.  Key Employee shall mean an individual as described in Code
     ------------   ------------
Section 416(i)(1).

     Section 2.28.  Medical Plan shall mean the group medical benefit programs
     ------------   ------------
sponsored by Whittaker Corporation as incorporated herein.

     Section 2.29.  Medical Reimbursement Benefits shall mean health-related
     ------------   ------------------------------
expenditures which meet the definition of medical care under Section 213 of the Code as set forth in Article VI.

     Section 2.30.  Option shall mean a level of coverage with respect to the
     ------------   ------
Medical, Dental or Vision Plan.

     Section 2.31.  Participant shall mean every Employee who meets the
     ------------   -----------
requirements for participation set forth in Article III.

     Section 2.32.  Plan shall mean the Whittaker Corporation Cafeteria Plan as
     -------------  -----
herein set forth and as it may be duly amended.

     Section 2.33.  Plan Administrator shall be the Committee which shall be
     ------------   ------------------
responsible for the functions and management of the Plan.

     Section 2.34.  Plan Benefits shall mean Medical Reimbursement Benefits,
     ------------   -------------
Dependent Care Benefits or premium payments, as may be elected by a Participant pursuant to Section 4.1.

     Section 2.35.  Plan Year shall mean the twelve-month period ending on
     ------------   ---------
December 31 of each year. The Plan Year shall be the period of coverage for each benefit hereunder.

     Section 2.36.  Qualifying Dependent, with respect to Dependent Care
     ------------   --------------------
Benefits, shall mean any of the following individuals for whom the Participant is entitled to reimbursement for the expenses described in Section 7.4:

     (a) A Dependent of the Participant who is under the age of 13 and with respect to whom the Participant is entitled to an exemption under Code
          Section 151;

     (b) A Dependent of the Participant who is physically or mentally incapable of caring for himself; or

     (c) The spouse of the Participant who is physically or mentally incapable of caring for himself/herself.

     For purposes of (a) and (b), the child of divorced parents shall be treated as a Qualifying Dependent of the custodial parent (as defined in Code Section 152(e)(1)), notwithstanding Code Sections 152(e)(2) and 152(e)(4).

     Section 2.37.  Gender and Number.  The masculine gender shall be deemed to
     ------------   -----------------
include the feminine and the singular shall include the plural unless otherwise clearly required by the context.

     Section 2.38  Vision Plan.  Shall mean the Whittaker Corporation Vision
     ------------  ------------
Care Plan as incorporated herein.

     Section 3.1.  Participation.  During the period designated by the Committee
     -----------   -------------
but no later than December 31, every Employee who was has satisfied the Medical, Dental or Vision Plan eligibility requirements shall be eligible to participate in the Plan as of the next succeeding January 1, provided he/she enrolls and makes the election required by Section 4.1 on or before his or her Entry Date.

     Every other Employee shall be eligible to participate as of his Entry Date, provided he enrolls and makes the elections required by Section 4.1 on or before his Entry Date.

     An Employee who fails to take the necessary steps to participate in the Plan as of his Eligibility Date shall be able to participate in a future Plan Year provided he enrolls and makes the election required by Section 4.1 prior to the beginning of such future Plan Year.

     Section 3.2.  Termination of Participation.
     -----------   ----------------------------

     (a) Participation in the Plan shall terminate as to all Participants on the date the Plan is terminated, as hereinafter provided, and, as to an individual Participant, on the last day of the calendar month in which occurs the earliest of the following dates:

          (1) The date the Plan is amended to terminate the coverage of a class of Employees of which such Participant is a member.

          (2) The date such Participant ceases to be a member of a class or classes of Employees eligible for coverage.

          (3) The date such Participant's active employment with the Employer is terminated.

          (4) The date such Participant ceases to be regularly scheduled to work at least 30 hours per week.

   (b)(1) Dependent Care Spending Account.  Following termination of
          --------------------------------
          participation, a Participant shall, for the sole purpose of receiving Dependent Care Spending Account reimbursements, continue to be treated as a Participant until the end of the Plan Year in which such termination occurred. Claims for Dependent Care Benefit expenses incurred during the Plan Year but following the Participant's date of termination may be submitted within the time period set forth in
          Section 6.6. Such reimbursement following termination shall not exceed the actual account balance of the Dependent Care Spending Account.

   (b)(2) Health Care Spending Account.  If participation in the Health Care
          ----------------------------
          Spending Account ceases due to a termination of active employment (other than by reason of such Employee's gross misconduct) or by reason of a reduction in the Employee's regularly scheduled hours, such participation may be continued as set forth herein.

          Following appropriate notice, an Employee may elect to continue coverage under the Plan for himself and/or his Dependents or a Dependent may elect to continue coverage, all conditioned upon a timely election and timely payment of the required contributions to the Health Care Spending Account. An election to continue coverage shall be considered timely if such election is made within the 60 day period prescribed by Code Section 4980B. Required contributions shall be equal to 102% of the applicable premium, or cost to the Plan, for coverage of similarly situated Employees and/or Dependents who have not qualified for continuation coverage. Such continued coverage shall terminate upon the first to occur of the following:

          (A) the date the Employer ceases to provide any group health plan to any Employee.

          (B) the end of the period for which a contribution is made, if the next required contribution is not timely made. A contribution will not be timely made unless it is made within 30 days after the due date, which is the first day of the period (such as a calendar month) for which it is made. However, an Employee's or Dependent's first contribution under this Section shall be considered timely made if made by the day which is forty-five days after the day on which the Employee or Dependent made the initial election for continuation coverage under this Section.

          (C) the date on which he becomes covered under any other group health care plan (as an employee or otherwise), provided the other group health plan does not exclude or limit the available coverage because of any pre-existing condition of such Employee or Dependent.

          (D) the date on which he becomes entitled to Medicare benefits under Title XVIII of the Social Security Act after the date of the election.

          (E) twenty-nine months from the date of termination of active employment or reduction in hours for an Employee or Dependent who at the time of such event is determined to be disabled for purposes of Title II or Title XVI of the Social Security Act at any time during the first 60 days of continuation coverage; provided, the Employee or Dependent notifies the Plan Administrator of such determination before the end of the eighteenth month of continuation coverage. Provided further, if the individual entitled to the 29 months of continuation coverage has non-disabled family members, those non-disabled family members may be added to the disabled individual's continuation coverage. The Employee or Dependent shall also notify the Plan
               Administrator:

               (1) within sixty days of the determination of such Employee's or Dependent's disability for purposes of Title II or Title XVI of the Social Security Act, and

               (2) within sixty days of the date of final determination that the Employee or Dependent is no longer disabled. In such a case, the Employee's or Dependent's coverage under the Plan shall cease on the first day of the month coincident with or next following thirty days after the date of the final determination that the Employee or Dependent is no longer disabled.

               For purposes of this subsection (E), the Plan Administrator shall charge the Employee or Dependent 150% of the applicable premium after the eighteenth month of continuation of coverage under the Plan.

          (F) eighteen months from the date of termination of active employment or reduction of hours; however, if another qualifying event occurs within eighteen months of the date of termination of active employment or reduction of hours (or within twenty-nine months of the initial qualifying event for an individual described in paragraph (E) above, is determined to be disabled for purposes of Title II or Title XVI of the Social Security
               Act), thirty-six months from the date of the initial qualifying event.

               A covered former Employee receiving continuation coverage may add his newborn or adopted Dependent child(ren) to continuation coverage, provided the former Employee adds such child(ren) to continuation coverage within 31 days of the birth or adoption and pays the additional premium. These child(ren) who are added to continuation coverage shall be considered qualified beneficiaries for purpose of Code Section 4980B.

               This section shall be administered in accordance with the requirements of Code Section 4980B and any amendments thereto and any regulations thereunder.

          (G) The Committee in its discretion, may adopt additional rules to ensure that the Plan meets the applicable requirements of Code
               Section 4980B for extending the option to continue coverage under the Health Care Spending Account to Participants and their covered Dependents.

     Section 3.3.  Special Rules for FMLA Leaves.  Prior to commencement of a
     -----------   -----------------------------
FMLA Leave, an Employee may choose to maintain or drop coverage under the Medical, Dental or Vision Plans and Health Care Spending Account for the duration of the FMLA Leave. If a Participant ceases coverage under the Health Care Spending Account, claims incurred after coverage ceases shall not be eligible for reimbursement. The Employee's entitlement to any other benefit shall be determined by the Committee's established policy for providing such benefit to Employees on other leaves of absence.

     If the FMLA Leave is paid, payment shall continue to be made under the Plan by the method previously selected by the Participant. If the FMLA Leave is unpaid, the Committee shall provide the Employee with written notice of the terms of the payment of premiums for coverage during FMLA Leave. The Committee's obligation to maintain coverage shall stop if the Participant's payment is more than 30 days late; provided, that the Committee has provided written notice that coverage will stop at least 15 days before coverage stops; and provided further, that if the Committee has an established policy for other forms of unpaid leave of absence under which coverage stops retroactively to the date the unpaid premium payment was due, the Committee may stop coverage retroactively to such date in accordance with that policy if the 15-day notice was given.

     If the Employee drops coverage or fails to make the required premium payment during FMLA Leave, the Employee may restore equivalent coverage upon return from FMLA Leave without any waiting period or preexisting condition limitation. The Committee reserves the right to recover the Employee's share of premium payments missed during FMLA Leave, which the Committee paid in order to maintain coverage, when the Participant returns to work or if the Employee fails to return, unless the failure is due to circumstances beyond the Employee's control.

     Section 3.4.  Special Rules for Veterans.  Prior to commencement of an
     -----------   --------------------------
absence from active work for service in the uniformed services, an Employee may choose to maintain or drop coverage under the Medical, Dental or Vision Plans and Health Care Spending Account for the lesser of (a) the 18-month period beginning on the first date of absence, or (b) the period ending on the day after the date on which the Employee fails to apply for or return to employment, as determined under 38 U.S.C. Section 4312(e).

     An Employee who elects to continue coverage may not be charged more than 102 percent of the full premium for the applicable coverage. Provided that an employee whose service in the uniformed services is for less than 31 days may not be charged more than the Employee share, if any, for such coverage.

     If an Employee's coverage is dropped because of service in the uniformed services, the Employee's coverage must be restored upon re-employment without any waiting period or preexisting condition limitation, except for coverage of any illness or injury incurred in or aggravated during performance of service in the uniformed services.

                                   ARTICLE IV

                       CAFETERIA BENEFITS PLAN OPERATION

     Section 4.1.  Employee Elections.
     -----------   ------------------

     (a)  Employee Compensation Reduction.
          -------------------------------

          (1) In accordance with Article V, Medical, Dental, and Vision Plan Premiums a Participant may elect to reduce his Compensation by an amount up to the amount equal to medical, dental, and vision plan premiums eligible to be paid pursuant to the Plan during the Plan Year for which the election is made. Such reduction shall be consistent with the Participant's coverage elections under
               Section 4.1(b) and Section 5.2.

          (2) In accordance with Article VI, Medical Reimbursement Benefits, a Participant may elect to reduce his Compensation by a dollar amount up to $2,500 during the Plan Year for which the election is made. Such amount shall be in addition to the amounts, if any, elected pursuant to Sections 4.1(a)(1) and 4.1(a)(3). Reductions of Compensation pursuant to this Section 4.1(a)(2) shall be credited to the Participant's Health Care Spending Account.

          (3) In accordance with Article VII, Dependent Care Benefits, a Participant may elect to reduce his Compensation by a dollar amount up to $5,000 during the Plan Year for which the election is made. Such amounts shall be in addition to the amounts, if any, elected pursuant to Sections 4.1(a)(1) and 4.1(a)(2). Reductions of Compensation pursuant to this Section 4.1(a)(3) shall be credited to the Participant's Dependent Care Spending Account.

          (4) Annual elections to reduce Compensation or to change existing elections shall be made during the period specified by the Committee, but by no later than December 31 of each year to be effective as of January 1 of the following Plan Year.

          (5) An Employee may not modify or revoke his Compensation reduction election at any time during the Plan Year except as follows:

               (A) An Employee may revoke an election and may make a new election for the remaining portion of the Plan Year if the revocation and new election are both on account of a Change in Family Status and consistent with such Change in Family Status. With respect to the Medical, Dental and Vision Plan an election change is consistent with a Change in Family Status if and only if the Change in Family Status results in the Employee or the Employee's Dependent gaining or losing eligibility for medical, dental or vision coverage under either the Plan or Plan of the Dependent's employer and the election change corresponds with that gain or loss of coverage. An Employee gains or loses eligibility for coverage if he or she becomes eligible or ineligible for a particular benefit package option under the Plan.

                    The Participant must notify the Plan Administrator in writing within 31 days of a Change in Family Status and describe the reason that the change in election is consistent with the Change in Family Status. Based on the facts and circumstances presented by the Participant, the Plan Administrator will determine whether to approve the election change as consistent with the Change in Family Status. Each benefit election change shall be reviewed separately to determine whether it is consistent with the Change in Family Status.

                    The Plan shall permit an Employee to revoke an election of medical, dental or vision coverage and make a new election that corresponds with the special enrollment rights provided in Code Section 9801(f), whether or not the change in election is permitted under this section.

                    Notwithstanding any other provision in this section, if the Employee or Employee's Dependent becomes eligible for continuation coverage under the Medical, Dental or Vision Plan as provided in Code Section 4980B, the Employee may elect to increase payments under the Plan in order to pay for the continuation coverage.

               (B) An election is revoked if an Employee separates from the service of the Employer. However, if the individual is rehired by the Employer during the same Plan Year, he must make the same elections which were previously in effect during the same Plan Year, unless he has had a Change in Family Status while separated from service with the Employer.

               (C) An election is revoked if the Participant fails to make a required premium payment. If this occurs, however, the Participant is prohibited from making a new election for the remainder of the Plan Year.

          (6) The Committee shall terminate the elections of Highly Compensated Employees, and Highly Compensated Individuals at such time the applicable discrimination tests indicate that such elections must be terminated in order to comply with the requirements of Code
               Section 125 and 129; provided however, the Committee shall not modify the elections of any individual in such a way that it will violate the requirement that elective contributions must be forfeited for the applicable Plan Year.

          (7) If an Employee fails to take the necessary steps to make any available election on a timely basis pursuant to this Section 4.1(a), he shall be treated as having made an election that is necessary for and consistent with the coverage provided in accordance with Section 4.1(b).

     (b) Election of Plan Benefits.
         -------------------------

          (1) A Participant may elect not to be covered by the Medical, Dental or Vision Plan.

          (2) Each Participant may elect prior to the beginning of the next succeeding Plan Year to use amounts which will be allocated to his Health Care Spending Account to pay Medical Reimbursement Benefits as provided in Article VI.

          (3) Each Participant may elect prior to the beginning of the next succeeding Plan Year to use amounts that will be allocated to his Dependent Care Spending Account to pay Dependent Care Benefits as provided in Article VII.

          (4) Each Participant shall elect his coverage under the Medical, Dental or Vision Plans. Such election shall specify an Option for the level of Dependent coverage, if any, for these benefits.

          (5) An Employee who fails to take the necessary steps to participate in the Plan as of the employee Eligibility Date shall be able to participate in a future Plan Year provided such employee enrolls and makes the election required by Section 4.2 prior to the beginning of such future Plan Year. If an Employee makes a timely election but is awaiting underwriter approval of coverage, such employee will retain coverage in effect at that time, if any, and will participate in this Plan in a manner consistent with such coverage.

          (6) If an Employee (other than one making the initial election) fails to take the necessary steps to make any available election on a timely basis or is awaiting underwriter approval of coverage, the employee will retain coverage in effect at that time; provided however, the employee shall not participate in the Health Care Spending Account or Dependent Care Spending Account.

          (7) Elections pursuant to this Section 4.1(b) shall be made on or before December 31 each year to be effective as of January 1 of the following Plan Year. An Employee may not modify or revoke such election at any time during the Plan Year except as described in Section 4.1(a)(5).

     Section 4.2.  Employer Contributions.
     -----------   ----------------------

     (a) The Company shall contribute to the Plan for each Plan Year, such amount which shall equal the total of each Participant's reduction of Compensation as elected pursuant to Section 4.1(a)(1) and such amount which shall equal the total of each Participant's reduction of Compensation as elected pursuant to Sections 4.1(a)(2) and 4.1(a)(3). The total contribution for the Plan Year, pursuant to this Section 4.2(a), shall not exceed the amount equal to those premiums eligible to be paid pursuant to the Plan during the Plan Year for which Participant elections are made plus Participants reduction of Compensation amounts pursuant to Sections 4.1(a)(2) and 4.1(a)(3).

     (b) Participants who waive coverage under the Medical, Dental or Vision Plan pursuant to Section 4.1(b)(1) shall be entitled to Credits as shown on Schedule A for each month during the Plan Year that he is a Participant.

          The amount contributed by the Company on behalf of each Participant entitled to the Credits described above shall be an amount for each month during the Plan Year that the Employee is a Participant as shown on Schedule A, incorporated by reference. The Credits described in Schedule A may be changed as premium costs change but such changes shall only be effective as of January 1 of each Plan Year. Participants shall be notified of any change in Schedule A prior to the beginning of each Plan Year. Such Credits may be allocated to the Medical Reimbursement Spending Account or the Dependent Care Spending Account, or a Participant may elect to receive these amounts in cash.

     (c) Except as provided in Section 4.4, all contributions made by the Company shall be used for the exclusive benefit of Participants under the Plan.

     Amounts in the Health Care Spending Account shall be available for Medical Reimbursement Benefits pursuant to Article VI. Amounts in the Dependent Care Spending Account shall be available for Dependent Care Benefits pursuant to
Article VII.

     Section 4.3.  Account Adjustments.  Each Adjustment Date, the accounts of
     -----------   -------------------
each Participant or Former Participant shall be adjusted to reflect reductions of Compensation by the Participant, Employer contributions and the payment of Plan Benefits as elected by the Participant.

     Section 4.4.  Forfeitures.  Except as otherwise provided in Sections 6.6
     -----------   -----------
and 7.6, any amount which may remain in the Health Care Spending Account or Dependent Care Spending Account as of the last day of the Plan Year shall be forfeited. Any such forfeiture shall be used to reduce the administrative expenses of the Plan for the next succeeding Plan Year.

                                   ARTICLE V

                    MEDICAL, DENTAL AND VISION PLAN PREMIUMS

     Section 5.1.  Type of Plan.  This Article shall incorporate the Medical
     -----------   ------------
Plan, the Dental Plan and the Vision Plan as part of the Whittaker Corporation Cafeteria Plan. This Article shall provide for payment of the cost of medical care coverage, dental coverage and vision coverage through reduction of Compensation by Participants. The benefits under the Medical, Dental and Vision Plan shall be paid under the terms of such plans as in effect from time to time.

     Section 5.2.  Election of Plan Benefits.  During the period designated by
     -----------   -------------------------
the Committee but no later than December 31 of each Plan Year, each Participant may elect to reduce his Compensation to purchase coverage under the Medical Plan, the Dental Plan or the Vision Plan for the next Plan Year. Such election shall be irrevocable except as described in Section 4.1(a)(5). Any decision regarding the modification or revocation of an election pursuant to Section 4.1(a)(5) shall be made by the Committee on a nondiscriminatory basis and in accordance with applicable law and regulation.

     Section 5.3.  Adjustments.  The premium amounts shall be paid by the
     -----------   -----------
Committee and shall be transferred to the requisite insurance carrier or claims administrator for the Plan as elected by the Participant in accordance with the fiduciary standards of ERISA. Solely for purposes of 29 CFR Section 2510.3-102, an Employee's (or Dependent's) after-tax contributions made for a benefit coverage available under the Plan shall be considered to have been made pursuant to the terms of a cafeteria plan under Code Section 125.

                                   ARTICLE VI

                         MEDICAL REIMBURSEMENT BENEFITS

     Section 6.1.  Type of Plan.  This Article shall establish the Health Care
     -----------   ------------
Spending Account as a part of the Whittaker Corporation Cafeteria Plan.

     Section 6.2.  Participant Elections.  During the period designated by the
     -----------   ---------------------
Committee but no later than December 31 of each Plan Year, each Participant may elect that amounts allocated to his Health Care Spending Account for the next Plan Year be used to pay Medical Reimbursement Benefits as provided below. On or after January 1 of each Plan Year, a Participant may not elect to change the dollar amount allocated to his Health Care Spending Account for Medical Reimbursement Benefits except as described in Section 4.1(a)(5). The maximum amount available to be contributed to the Health Care Spending Account for any pay period shall be ratably calculated based on the number of pay periods in the Plan Year. Any decision regarding the modification or revocation of an election pursuant to Section 4.1(a)(5) shall be made by the Committee on a nondiscriminatory basis and in accordance with applicable law and regulation.

     Section 6.3.  Medical Reimbursement Benefits.  A Participant or his
     -----------   ------------------------------
Dependent who incurs expenses as a result of illness or injury shall be eligible for the Medical Reimbursement Benefits provided for below. It is intended that the provisions of this Article VI not be exclusive as to reimbursable expenses and that any health related expenditures which meet the definition of medical care under Code Section 213 shall be considered as a reimbursable expense. The maximum dollar amount available to each Participant for reimbursement for each Plan Year pursuant to this Article VI shall be $2,500 and shall be administered in accordance with the requirements of Code Section 105(h) and Code Section 125.

     Section 6.4.  Medical Expenses.  A Participant may elect a Health Care
     -----------   ----------------
Spending Account distribution to reimburse such Participant for the following expenses incurred by the Participant or a covered Dependent during a Plan Year after the Participant's Entry Date which are not reimbursed by insurance or by another Code Section 125 arrangement:

     (a) All deductible amounts paid by the Participant in accordance with the terms of the Medical, Dental or Vision Plan.

     (b) All co-payment amounts paid by the Participant as required on account of Medical, Dental or Vision Plan benefits being paid on a co-payment basis.

     (c) All amounts paid by the Participant as required after a maximum benefit has been paid by the Medical, Dental or Vision Plan.

     (d) All amounts paid by the Participant for charges excluded by the terms of the Medical, Dental or Vision Plan.

     (e) Any other expenses which qualify as medical care under Code Section 213, except premiums or other payments made for medical, dental or vision coverage or qualified long-term care expenses (as defined in Code Section 7702B).

     Section 6.5.  Documentation of Expenses.  A Participant who applies for
     -----------   -------------------------
reimbursement of Medical Reimbursement Benefits shall submit the following information to the Benefits Administration Manager:

     (a) a statement from the provider that the medical expenses have been incurred and the amount and date of the medical expenses;

     (b) the name of the person, organization or entity to which the medical expenses were paid;

     (c)  the name of the person for whom the medical expenses were incurred;
          and

     (d) a statement from the Participant that the medical expenses have not been reimbursed or are not reimbursable under any other health plan coverage.

     Section 6.6.  Submission of Claims.  All claims for expenses pursuant to
     -----------   --------------------
this Article VI must be submitted during the Plan Year the expense is incurred, or on or before March 31 following the close of such Plan Year.

     Section 6.7.  Assignability.  Amounts payable by the Plan may not be used
     -----------   -------------
to make direct payments to physicians, hospitals or other providers of services covered by the Plan.

     Section 6.8.  Coordination of Benefits.  Benefits provided by this Plan may
     -----------   ------------------------
not be coordinated with any other medical, dental or vision care benefits provided by any other plan. For purposes of coordination of benefits, this Plan is not a group health plan.

     Section 6.9.  Separate Written Plan.  For purposes of Sections 105(b) and
     -----------   ---------------------
106 of the Code, this Article VI shall constitute a separate medical reimbursement plan. To the extent necessary, other provisions of the Plan shall be incorporated by reference in this Article VI.

                                  ARTICLE VII

                            DEPENDENT CARE BENEFITS

     Section 7.1.  Type of Plan.  This Article shall establish the Dependent
     -----------   ------------
Care Spending Account as a part of the Whittaker Corporation Cafeteria Plan.

     Section 7.2.  Participant Elections.  During the period designated by the
     -----------   ---------------------
Committee but no later than December 31 of each Plan Year, each Participant may elect that amounts allocated to his Dependent Care Spending Account shall be used to pay Dependent Care Benefits. On or after January 1 of each Plan Year a Participant may not elect to change the dollar amount allocated to his Dependent Care Spending Account for Dependent Care Benefits except as described in Section 4.1(a)(5). The maximum amount available to be contributed to the Dependent Care Spending Account for any pay period shall be ratably calculated based on the number of pay periods in the Plan Year. Any decision regarding the modification or revocation of an election pursuant to Section 4.1(a)(5) shall be made by the Committee on a non-discriminatory basis and in accordance with applicable law and regulation.

     Section 7.3.  Dependent Care Benefits.  A Participant who incurs expenses
     -----------   -----------------------
for Dependent care shall be eligible for the Dependent Care Benefits provided for below. It is intended that the provisions of this Article VII constitute a Dependent care assistance program in accordance with Section 129 of the Code. The maximum dollar amount available to each Participant for reimbursement for each Plan Year pursuant to this Article VII shall be $5,000 or $2,500 if married filing separately, and shall be administered in accordance with the requirements of Code Section 129. If a Participant's spouse also participates in a Dependent care assistance plan, as defined in Code Section 129(d)(l), the $5,000 limitation in this Plan shall be reduced dollar-for-dollar by the amount contributed to the spouse's Dependent care assistance plan. In addition, the amount available to each Participant for reimbursement is subject to the limits set forth in Section 7.8.

     Section 7.4.  Dependent Care Expenses.  A Participant may elect a Dependent
     -----------   -----------------------
Care Spending Account distribution to reimburse such Participant for expenses paid for household services and Dependent care services which are incurred after the Participant's Entry Date to enable the Participant (or if married, the Participant and his spouse) to be employed for any period for which there are one or more Qualifying Dependents, with respect to the Participant. Such expenses shall not include amounts paid for services outside the Participant's household at a camp where a Qualifying Dependent stays overnight. Household and Dependent care services may be provided inside or outside the home of the Participant, but may not be provided by:

     (a) an individual who would qualify as a Dependent for purposes of Code
Section 151,

     (b)  the Participant's spouse, or

     (c) a child of the Participant who has not attained age 19 at the close of the Participant's tax year.

     Additionally, if such services are provided outside the Participant's household, they must be incurred for care of an individual described in Section 7.4(a) or an individual described in Section 7.4(b) or (c) who regularly spends at least eight hours each day in the Participant's household.

     Section 7.5.  Documentation of Expenses.  A Participant who applies for
     -----------   -------------------------
reimbursement of Dependent Care Benefits shall submit the following information to the Plan Administrator or its designee:

     (a) a statement from the Dependent care provider that the child care expenses have been incurred and the amount and date of the expense;

     (b) the name, address and taxpayer identification number of the Dependent care provider; and

     (c) the name of each Qualifying Dependent for whom the expenses are incurred.

     Section 7.6.  Submission of Claims.  All claims for expenses pursuant to
     -----------   --------------------
this Article VII must be submitted during the Plan Year the expense is incurred, or on or before March 31 following the close of such Plan Year.

     Section 7.7.  Statement to Participants.  On or before January 31 of each
     -----------   -------------------------
Plan Year, a written statement shall be provided to a Participant who has elected a Dependent Care Spending Account distribution under this Article during the preceding calendar year. Such statement shall show the amounts reimbursed to such Participant from the Plan.

     Section 7.8.  Maximum Benefit.  The maximum benefit allowable for Dependent
     -----------   ---------------
Care Benefits for each Plan Year shall be the lesser of the Participant's earned income or the Participant's spouse's earned income as determined by Code Section
129. For purposes of this Section 7.8, the spouse of any Participant who is a student or a disabled individual as described in Code Section 21(d)(2), shall be deemed for each month during which such spouse is a student or disabled individual to be gainfully employed and have earned income for such month of:

     (a) $200, if there is one Qualifying Dependent with respect to the Participant for such month; or

     (b) $400, if there is more than one Qualifying Dependent with respect to the Participant for such month.

     Section 7.9.  Assignability.  Amounts payable by the Plan may not be used
     -----------   -------------
to make direct payments to providers of Dependent care services.

     Section 7.10.  Separate Written Plan.  For purposes of Section 129 of the
     ------------   ---------------------
Code, this Article VII shall constitute a separate Dependent care assistance plan. To the extent necessary, other provisions of the Plan shall be incorporated by reference in this Article VII.

                                  ARTICLE VIII

                                      CASH

     Section 8.1.  Effective January 1, 1999, each Participant may elect prior
     ------------
to the beginning of each Plan Year to receive all or part of the Employer contribution which is made pursuant to Section 4.2(b) for such Plan Year in cash in lieu of purchasing other benefits. Any cash elected pursuant to this Article VIII shall be distributed, in accordance with the company's regular payroll practices.

                                   ARTICLE IX

                                    ACCOUNTS

     Section 9.1.  Committee Responsibility.  The Committee shall determine the
     -----------   ------------------------
Participants, Former Participants, and beneficiaries who are entitled to one or more of the allocations hereinafter described, and it shall prepare a statement showing the information necessary to make the proper allocations. This information shall include the full names of affected Participants, Former Participants, and beneficiaries, the amounts elected by each Participant pursuant to Section 4.1, and the names of the Former Participants who terminated employment with the Employer.

     The Committee shall maintain for each applicable Participant a separate Health Care Spending Account, and Dependent Care Spending Account to record the amount attributable to reductions of Compensation pursuant to Section 4.1. Each such account shall consist of a record of the contributions and adjustments.

     Section 9.2.  Health Care Spending Account Adjustments.  As of each
     ----------- ------------------------------------------
Adjustment Date, the Health Care Spending Account of each Participant, Former Participant, and beneficiary shall be adjusted by the following additions and subtractions:

     (a)  Compensation Reductions:  There shall be added to the Health Care
          -----------------------
          Spending Account of each Participant those amounts of Compensation reduced pursuant to Section 4.1(a)(2).

     (b)  Payments:  There shall be subtracted the total amount of any payments
          --------
          made from the Health Care Spending Account to the Participant or for his benefit. Provided however, the total amount that is to be contributed to the Health Care Spending Account during the Plan Year will be available for reimbursement to the Participant at all times during the Plan Year, reduced as of any particular time for prior reimbursements for the same Plan Year. Provided further that if a Participant, due to termination of employment, ceases to make contributions to the Health Care Spending Account during a Plan Year, the amount available for reimbursement of claims incurred prior to the date of such event shall be the Participant's annual election reduced by prior reimbursements for the same Plan Year.

     (c)  Forfeitures. Any amounts remaining in the Health Care Spending Account
          -----------
          as of December 31 of each Plan Year, shall be forfeited; provided, however, that any claims pursuant to Article VI which are incurred but unpaid as of December 31 shall be processed before any amounts are forfeited. Such claims must be submitted on or before March 31 of the next succeeding Plan Year.

     Section 9.3.  Dependent Care Spending Account Adjustments.  As of each
     -----------   -------------------------------------------
Adjustment Date, the Dependent Care Spending Account of each Participant, Former Participant, and beneficiary shall be adjusted by the following additions and subtractions:

     (a)  Compensation Reductions:  There shall be added to the Dependent Care
          -----------------------
          Spending Account of each Participant those amounts of Compensation reduced pursuant to Section 4.1(a)(3).

     (b)  Payments:  There shall be subtracted the total amount of any payments
          --------
          up to the account balance made from the Dependent Care Spending Account to the Participant or for his benefit.

     (c)  Forfeitures.  Any amounts remaining in the Dependent Care Spending
          -----------
          Account as of December 31 of each Plan Year shall be forfeited; provided, however, that any claims pursuant to Article VII which are incurred but unpaid as of December 31 shall be processed before any amounts are forfeited. Such claims must be submitted on or before March 31 of the next succeeding Plan Year.

                                   ARTICLE X

          ALLOCATION OF FIDUCIARY RESPONSIBILITIES AND ADMINISTRATION

     Section 10.1.  Allocation of Fiduciary Responsibilities.  The
     ------------   ----------------------------------------
responsibilities allocated to the named fiduciaries are as follows:

     (a)  The Board shall have the sole authority:

          (1)  to amend the Plan,

          (2)  to appoint and remove members of the Committee, and

          (3)  to terminate the Plan.

     (b)  The Committee shall have the sole authority:

          (1) to interpret the provisions of the Plan and to determine the rights of Participants or Former Participants and beneficiaries under the Plan, including, but not limited to, the determination or eligibility for benefits,

          (2) to administer the Plan in accordance with its terms, as construed by the Committee,

          (3) to file such reports as may be required to the United States Department of Labor, the Internal Revenue Service and any other government agencies for which reports may be required to be submitted from time to time, and

          (4) to comply with requirements of law for disclosure of Plan provisions and other information relating to the Plan, to Participants and other interested parties,

          (5) to determine the appropriate portion of the Plan's administrative expenses which shall be borne by Participants,

          (6)  to determine the amount of Employee contributions for Plan
               Benefits.

     (c) Fiduciary Discretion. Plan fiduciaries are empowered to exercise exclusive and absolute discretion with respect to matters for which they are responsible, including the interpretation of the terms of the Plan. Such discretionary determinations, including those regarding Plan terms and eligibility, shall be final and conclusive and shall bind all Employees and beneficiaries and the Employer.

     Section 10.2.  The Committee.  The Committee shall consist of not less than
     ------------   -------------
three persons as from time to time appointed by the Board. Any Committee member may resign, and the Board may remove any Committee member, with or without cause, at any time.

     The Committee shall have all authority and responsibility for the administration and interpretation of the Plan and, for purposes of ERISA, the Committee shall be its "named fiduciary" with respect to matters for which it is responsible, provided that the Board shall have the sole authority to amend or
           -------------------------------------------------------------------
terminate the Plan, except as otherwise provided in Section 10.1 hereof.
------------------

     The Committee may appoint an administrator and may from time to time allocate or delegate to any subcommittee or member of the Committee, the administrator, or the Benefit Administration Manager, such duties relative to the administration and interpretation of the Plan as it deems necessary or appropriate, including matters involving the exercise of discretion. Such designated representatives shall act on behalf of the Committee, and the Committee shall have the right to overrule any decision made by such designated representative.

     To the maximum extent permitted by ERISA, every action and determination of the Committee in accordance with this Article shall be final and binding upon each Participant, and every other person entitled to or claiming participation in the Plan or benefits from the Plan. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan.

     Section 10.3.  Specific Responsibilities and Authority of the Committee.
     ------------   --------------------------------------------------------
In furtherance of, and not by way of limitation on, the responsibilities and authority conferred on the Committee in Section 10.1 and 10.2 hereof, the Committee shall administer the Plan in accordance with its terms and provisions and shall have the following specific responsibilities and authorities:

     (a) subject to any required approval of the Board, to appoint, remove or substitute the Benefit Administration Manager,

     (b) to construe and interpret the Plan to pay claims and to determine all questions arising in the operation of the Plan, provided that the Committee may request the Benefit Administration Manager to determine, in accordance with the Plan and generally accepted claims procedures and practices, the initial qualification of a claim submitted for benefits hereunder,

     (c) to recommend to the Board such amendments in the Plan as it deems necessary or appropriate in order to enable the Plan to comply with ERISA and any other applicable legal requirements,

     (d) to receive reports from any designated representative on the discharge of his duties and authority with respect to the Plan, including, any documents necessary or appropriate for compliance with the reporting, disclosure and recordkeeping requirements contained in ERISA, as well as such other records or data as may be necessary or appropriate for the proper administration of the Plan,

     (e) to request such information from the Benefit Administration Manager as is necessary to satisfy reporting and disclosure provisions of ERISA or to otherwise perform its respective duties hereunder and to fully and faithfully perform all other duties assigned to it under the Plan,

     (f) to employ such independent consulting actuary, certified public accountants, legal counsel and other persons as may be required by ERISA or as it shall otherwise deem necessary or appropriate in connection with the administration and operation of the Plan,

     (g) to adopt such rules and procedures as the Committee deems necessary or appropriate in order to fulfill its responsibilities with respect to the Plan, provided that such rules and procedures are uniformly and consistently applied to persons in similar circumstances,

     (h) to hold regular meetings designed to ensure the discharge of its responsibilities hereunder and to maintain an accurate written record of all such meetings,

     (i) to furnish the Board with reports, including subjects reported upon to it by the administrator and the Benefit Administration Manager, and

     (j) to take all actions not expressly enumerated herein necessary for effective administration of the Plan.

     Section 10.4.  Rules of Procedure.  Subject to the bylaws of the Employer
     ------------   ------------------
and the resolutions of the Board, the Committee shall establish its own rules of procedure and the time and place of its meetings. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the Committee members at a meeting at which a quorum is present shall be the act of the Committee. Any action which may be taken at a meeting of the Committee may be taken without a meeting if a consent, in writing, setting forth the action so taken, shall be signed by all of the members of the Committee.

     Section 10.5.  Claims Procedure.
     ------------   ----------------

     (a)  Application for Claims.  Any claim by a Participant for benefits shall
          ----------------------
          be submitted to the Benefit Administration Manager.

     (b)  Limitations.  Notwithstanding anything in the Plan to the contrary, no
          -----------
          benefits shall be payable with respect to any Plan Year in respect of any claims for benefits first submitted after March 31 following the close of the Plan Year.

     Each Participant or other interested person shall file with the Benefit Administration Manager such pertinent information concerning himself as the Benefit Administration Manager may specify, and in such manner and form as the Benefit Administration Manager may specify or provide, and such person shall not have any rights or be entitled to any benefits hereunder, as the case may be, unless such information is filed by him or on his behalf. Each Participant claiming benefits under the Plan shall supply at such times and in such manner as the Benefit Administration Manager may require, written proof that expenses were incurred or that the benefit is covered under the Plan.

     If the Benefit Administration Manager shall determine that a Participant has not incurred a covered expense or that the benefit is not covered under the Plan, or if the Participant shall fail to furnish such proof as is requested, no benefits hereunder shall be payable to such Participant.

     (c)  Notification of Decision.  Notice of a decision by the Benefits
          ------------------------
          Administration Manager with respect to a claim shall be furnished to the Participant within 90 days following the receipt of the claim by the Benefits Administration Manager unless special circumstances require an extension of time for processing the claim. If there is a need for such an extension, the Benefits Administration manager shall furnish written notice of the extension to the Participant prior to the expiration of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of the initial 90-day period. The notice of extension shall indicate the special circumstances requiring the extension and the date by which the notice of decision with respect to the claim shall be furnished.
          Commencement of benefit payments shall constitute notice of approval of a claim to the extent of the amount of the approved benefit. If such claim shall be wholly or partially denied, such notice shall be in writing and worded in a manner calculated to be understood by the Participant and shall set forth: (a) the specific reason or reasons for the denial; (b) specific reference to pertinent provisions of the Plan on which the denial is based; (c) a description of any additional material or information necessary for the Participant to perfect the claim and an explanation of why such material or information is necessary; and (d) an explanation of the Plan's claims review procedure. If the Benefit Administration

          Manager fails to notify the Participant of the decision regarding his claim in accordance with this Section 10.5(c), the claim shall be deemed denied and the Participant shall then be permitted to proceed with the claims review procedure provided in Section 10.5(d).

     (d)  Claims Review Procedure.  Within 60 days following receipt by the
          -----------------------
          Participant of notice of the claim denial, or within 60 days following the close of the 90-day period referred to in Section 10.5(c) if the Benefit Administration Manager fails to notify the Participant of the decision during such time period the Participant may appeal denial of the claim. The Participant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing. A request for review by the Benefit Administration Manager shall be in writing and shall contain all additional information which the Participant wishes the Benefit Administration Manager to consider. Following such request for review, the Benefit Administration Manager shall fully and fairly review the decision denying the claim. The Benefit Administration Manager may hold a hearing or conduct an independent investigation regarding the merits of the denied claim. Within 60 days following receipt of the Participant's request for review or within 120 days after such receipt where there are special circumstances requiring an extension of time for reviewing such denied claim, the Benefit Administration Manager shall deliver the decision to the Participant in writing. If the decision on review is not furnished within the prescribed time, the claim shall be deemed denied on review.

     For all purposes under the Plan, such decision on claims where no review is requested and decisions on claims where review is requested shall be final, binding and conclusive on all interested parties as to participation and/or benefits relating to the Plan.

     Section 10.6.  Expenses.  Except as otherwise provided in the Plan, all
     ------------   --------
expenses and charges incurred in the administration and operation of the Plan, including fees and expenses which the Committee agrees to pay the Benefit Administration Manager or other agents or professionals employed or retained pursuant hereto, shall be paid out of the assets of the Employer. No compensation shall be paid by the Plan to any member of the Committee or the administrator if employed by the Employer but said persons may be reimbursed for their reasonable expenses incurred in carrying out their duties, responsibilities and authority hereunder, and the compensation, or the properly allocable portion thereof, paid to other Employees who are involved in the administration and operation of the Plan and all other properly allowable expenses shall, to the extent not paid by the Employer, be treated as administrative expenses. No bond shall be required of the members of the Committee or the administrator, except as otherwise required by law.

     Section 10.7.  Notices.  Any notice, application, instruction, designation
     ------------   -------
or other form of communication required to be given or submitted by any Participant shall be in such form as is prescribed from time to time by the Committee, or its designee, sent by inter-office mail, first class mail or
delivered in person to the Committee of the Plan.    Any notice, statement,
report or other communication from the Employer, the Committee, the Benefit Administration Manager, or the administrator to any Participant, other Employee or beneficiary required or permitted by the Plan shall be deemed to have been duly delivered when given to such person or mailed by first class mail to such person at his address last appearing on the records of the Employer. Each person entitled to receive benefits under the Plan shall file in accordance herewith his complete mailing address and each change therein.

     Section 10.8.  Agent for Service of Legal Process.  The agent for the
     ------------   ----------------------------------
service of legal process under the Plan shall be the Committee or its designated representative.

     Section 10.9.  Alienation of Benefits.  No amount payable at any time
     ------------   ----------------------
hereunder shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or hereafter payable, shall be void. The Plan shall not be liable for or subject to the debts or liabilities of any person entitled to any amount payable under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any such time such amount would not be enjoyed by him, then the Committee, in its sole discretion, may terminate his interest in any such amount and shall hold or apply it to or for the benefit of such person, his spouse, children or other Dependents, or any of them, in such manner as the Committee may deem proper.

                                   ARTICLE XI

                           AMENDMENT AND TERMINATION

     Section 11.1.  Right to Amend or Terminate.  The Board shall have the right
     ------------   ---------------------------
at any time to amend or modify the Plan, retroactively or otherwise, or to terminate or partially terminate the Plan, provided that no such amendment or termination shall in any manner impair the right of a Participant to receive benefit payments the Participant was entitled to receive before such amendment or termination.

     Section 11.2.  Effect of Termination.  Upon complete or partial termination
     ------------   ---------------------
of the Plan, the Committee shall provide for the payment of benefits to each Participant with respect to which benefits are payable on the date of termination and for the payment of all expenses and charges properly payable hereunder, and of any payments due to the Benefit Administration Manager.

                                  ARTICLE XII

                                 MISCELLANEOUS

     Section 12.1.  In General.  Any and all rights or benefits accruing to any
     ------------   ----------
person under the Plan shall be subject to all terms and conditions of the Plan. The adoption and maintenance of the Plan shall not constitute a contract between the Employer and any Employee or be a consideration for, or an inducement or condition of, employment of any Employee. Neither participation nor anything contained in the Plan shall give any Employee the right to be retained in the employ of the Employer, nor shall it interfere with the right of the Employer to discharge any Employee at any time.

     Section 12.2.  Filing of Information.  Each eligible Employee or other
     ------------   ---------------------
interested person shall file with the Committee such pertinent information concerning himself as the Committee may specify, including proof or continued proof of dependency or eligibility, and in such manner and form as the Committee may specify or provide, and such person shall not have rights or be entitled to any benefits or further benefits hereunder unless such information is filed by him or on his behalf.

     Section 12.3.  Payment to Others than Participants.  If the Committee shall
     ------------   -----------------------------------
find that any person to whom any benefits are payable under the Plan is unable to care for his affairs, then any payment due to him or his estate (unless a prior claim therefore has been made by a duly appointed legal representative) may be paid to the spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment, or the Committee may in its discretion hold such payment until a legal representative is appointed. Any such payment shall be a complete discharge of the liabilities of the Plan.

     Section 12.4.  No Waiver or Estoppel.  No term, condition or provision of
     ------------   ---------------------
the Plan shall be deemed to have been waived, and there shall be no estoppel against the enforcement of any provision of the Plan, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

     Section 12.5.  Reclassification.  This section applies to any individual
     ------------   ----------------
who is classified by the Employer as a leased employee, independent contractor or as coming within another non-Employee or ineligible designation. If any such individual is thereafter required by the Internal Revenue Service, Department of Labor or other government agency, or by any court or other tribunal, to be classified as an Employee, such individual shall not be eligible to participate in this Plan unless and until the time his is designated by the Plan Administrator as an eligible Employee. Such designation shall only provide for eligibility prospectively from the time it is made.

     Section 12.6.  Limitations on Actions.  No action at law or in equity shall
     ------------   -----------------------
be instituted to recover under the Plan prior to the expiration of 90 days after a claim for benefits has been filed in accordance with the requirements of the Plan; nor shall any such action be instituted at any time unless instituted within three years after the date the expenses which are the subject of or otherwise involved in such action are incurred or are alleged to have been incurred; provided that by any limitation on actions regarding benefits shall be as provided in the Plan.

     Section 12.7.  Compliance with Applicable Law.  Notwithstanding any other
     ------------   ------------------------------
provision of the Plan to the contrary, in all instances the Plan shall be operated in accordance with the requirements of the Family and Medical Leave Act of 1993 (Public Law 103-3), Section 609 of ERISA and Section 1908 of the Social Security Act.

     Section 12.8.  Construction.  The Plan shall be construed according to the
     ------------   ------------
laws of the State of California and all provisions hereof shall be administered according to the laws of said state except as such may be preempted by ERISA.

     Section 12.9.  Headings.  All article and section headings herein have been
     ------------   --------
inserted for convenience only and shall not affect the meaning of the language contained herein.

     IN WITNESS WHEREOF, the Whittaker Corporation Cafeteria Plan is by the authority of the Board of Directors of the Employer, executed on behalf of the Employer, the 22nd day of January, 1999.

                                        By /s/ Joseph F. Alibrandi
                                           -----------------------------
Attest: /s/ Lynne M.O. Brickner                Joseph F. Alibrandi
       --------------------------              President and Chief
            Lynne M.O. Brickner                Executive Officer
            Secretary

                             WHITTAKER CORPORATION

                            CAFETERIA BENEFITS PLAN

                                   SCHEDULE A


                  Credits for waiving Medical/Vision Coverage:
                  --------------------------------------------


                          Single - $25.00 per paycheck

                          Family - $50.00 per paycheck



                      Credits for waiving Dental Coverage:
                      ------------------------------------


                          Single - $6.00 per paycheck

                          Family - $6.00 per paycheck